UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 5, 2024

BRIGHT HORIZONS FAMILY SOLUTIONS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35780	80-0188269
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2 Wells Avenue Newton, Massachusetts	02459
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (617) 673-8000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	BFAM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As previously disclosed on the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on March 28, 2024 by Bright Horizons Family Solutions Inc. (the “Company”), Dr. Sara Lawrence-Lightfoot retired from the Company’s Board of Directors (the “Board”) effective June 5, 2024, the date of the Company’s 2024 Annual Meeting of Shareholders (the “Annual Meeting”). On June 5, 2024, the Board approved, effective upon the retirement of Dr. Lawrence-Lightfoot, the reduction of the size of the Board to nine (9) members and reclassified the members of the Board into three classes of equal size, in accordance with the Company’s Second Restated Certificate of Incorporation (the “Certificate of Incorporation”). To effect this change, Laurel J. Richie, who was elected at the Annual Meeting as a Class II director for a term expiring at the Company’s 2027 annual meeting of shareholders, resigned as a Class II director and immediately was reappointed to the Board as a Class I director, with a term expiring at the Company’s 2026 annual meeting of shareholders (the “Reclassification”).

Ms. Richie did not enter into any new plan, contract, arrangement or compensatory plan in connection with the Reclassification, and there is no arrangement or understanding between Ms. Richie and any other person pursuant to which she was appointed to serve as a Class I director. The Reclassification was effected solely to reclassify the Board and, for all other purposes, Ms. Richie’s service on the Board will be deemed to have continued uninterrupted without any break in service.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 5, 2024, the Company held the Annual Meeting, at which the Company’s shareholders approved the following amendments to the Certificate of Incorporation (collectively, the “Amendments”): (i) an amendment to declassify the Board, as well as to provide that directors can be removed at any time, with or without cause, by a majority of the voting power of the outstanding shares of the Company’s capital stock entitled to vote in the election of directors (the “Declassification Amendment”); (ii) an amendment to provide for the exculpation of officers, as is consistent with the Delaware General Corporation Law (the “DGCL”) (the “Officer Exculpation Amendment”); (iii) an amendment to add a federal forum selection provision and update and clarify the Delaware forum selection provision (the “Exclusive Forum Amendment”); and (iv) an amendment to effect other miscellaneous clarifications and changes to the Certificate of Incorporation.

Detailed descriptions of the Amendments are set forth under “Proposal 4: Approval of an Amendment to the Company’s Certificate of Incorporation to Declassify the Board of Directors,” “Proposal 5: Approval of an Amendment to the Company’s Certificate of Incorporation to provide for the Exculpation of Officers as permitted by Delaware law,” “Proposal 6: Approval of an Amendment to the Company’s Certificate of Incorporation to add a Federal Forum Selection Provision and to Update and Clarify the Delaware Forum Selection Provision,” and “Proposal 7: Approval of Miscellaneous Amendments to the Company’s Certificate of Incorporation,” on pages 64 through 71 of the Company’s definitive proxy statement filed with the SEC on April 25, 2024 (the “Proxy Statement”). The foregoing summary of the Amendments does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Incorporation as amended by the Amendments (the “Third Amended and Restated Certificate of Incorporation”), a copy of which is filed with this Current Report on Form 8-K as Exhibit 3.1 and incorporated in this Item 5.03 by reference. Additionally, a copy of the Third Amended and Restated Certificate of Incorporation, marked to show changes from the former Certificate of Incorporation, is also included as Exhibit 3.2 hereto (additions are underlined and deletions are ~~struck through~~). The Board previously approved each of the Amendments, and the Third Amended and Restated Certificate of Incorporation became effective upon its filing with the Secretary of State of the State of Delaware on June 7, 2024.

Additionally, in connection with the Amendments, the Board approved the adoption of the Company’s Amended and Restated Bylaws, effective as of June 7, 2024 (the “New Bylaws”), which amend and restate the Company’s Amended and Restated Bylaws, adopted on and effective as of March 14, 2017 (the “Existing Bylaws”), in their entirety. The New Bylaws amend the Existing Bylaws to, among other matters:

•	make conforming edits to the director removal provision in connection with the approval of the Declassification Amendment;

•

enhance certain procedural mechanics and disclosure requirements in connection with shareholder nominations of directors, including by (i) requiring that nominating shareholders, Stockholder Associated Persons (as defined in the New Bylaws), and director nominees provide additional disclosures and representations and (ii) specifying procedural requirements with which nominating shareholders desiring to utilize the “universal proxy rules” in Rule 14a-19 under the Securities Exchange Act of 1934, as amended (“Exchange Act”) must comply;

•

enhance certain procedural mechanics and disclosure requirements in connection with shareholder submissions of proposals regarding other business at annual meetings of shareholders (other than proposals made pursuant to Rule 14a-8 under the Exchange Act), including by requiring that proposing shareholders and Stockholder Associated Persons provide additional disclosures and representations;

•	narrow the definition of Stockholder Associated Person;

•

clarify that notice of an adjourned shareholder meeting need not be given if the date, time, and place of such adjourned meeting is displayed during the meeting on the electronic network used for the virtual meeting, as provided for by recent amendments to the DGCL;

•	eliminate the requirement that a shareholder list be available for examination at meetings of shareholders, as provided for by recent amendments to the DGCL;

•	reserve the white proxy card for the Company’s exclusive use;

•	clarify the definition of “contested election”;

•

clarify the quorum requirement for shareholder meetings such that the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote at the meeting, present in person or by proxy, constitute a quorum;

•	revise the provision regarding advancement of expenses to align with the corresponding provisions in the Company’s form of Indemnification Agreement as filed with the SEC; and

•

make certain other administrative, modernizing, clarifying and conforming changes, including, among other things, removing outdated references, provisions and language relating to the former ownership structure of the Company.

The foregoing summary of the New Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the New Bylaws, a copy of which is filed with this Current Report on Form 8-K as Exhibit 3.3 and incorporated in this Item 5.03 by reference. Additionally, a copy of the New Bylaws, marked to show changes from the former Bylaws, is also included as Exhibit 3.4 hereto (additions are underlined and deletions are ~~struck through~~).

Item 5.07	Submission of Matters to a Vote of Security Holders

On June 5, 2024, the Company held its Annual Meeting pursuant to notice duly given. Set forth below are the final voting results for each of the matters submitted to a vote of the shareholders. For more information about the proposals set forth below, please see the Proxy Statement.

Proposal One: Election of Class II Directors

All of the Board’s nominees for Class II directors were elected to serve on the Company’s Board of Directors for a term of three years, as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
Julie Atkinson	54,305,962	1,671,842	6,756	620,918
Jordan Hitch	52,192,466	3,785,356	6,738	620,918
Laurel J. Richie	51,795,418	4,182,387	6,755	620,918
Mary Ann Tocio	52,793,867	3,184,906	5,787	620,918

Proposal Two: Advisory Vote on Named Executive Officer 2023 Compensation

The Company’s shareholders approved, on an advisory basis, the 2023 compensation paid by the Company to its named executive officers, as follows:

For	Against	Abstain	Broker Non-Votes
52,563,454	3,383,263	37,843	620,918

Proposal Three: Ratification of the Company’s Independent Registered Public Accounting Firm

The Company’s shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024, as follows:

For	Against	Abstain
55,500,472	1,094,268	10,738

The proposal to ratify the appointment of Deloitte & Touche LLP was a routine matter and, therefore, there were no broker non-votes relating to that matter.

Proposal Four: Approval of an Amendment to the Company’s Certificate of Incorporation to Declassify the Board of Directors

The Company’s shareholders approved the Declassification Amendment, as follows:

For	Against	Abstain	Broker Non-Votes
55,885,719	50,071	48,770	620,918

Proposal Five: Approval of an Amendment to the Company’s Certificate of Incorporation to Provide for the Exculpation of Officers as permitted by Delaware law

The Company’s shareholders approved the Officer Exculpation Amendment, as follows:

For	Against	Abstain	Broker Non-Votes
47,247,802	8,715,991	20,767	620,918

Proposal Six: Approval of an Amendment to the Company’s Certificate of Incorporation to Add a Federal Forum Selection Provision and to Update and Clarify the Delaware Forum Selection Provision

The Company’s shareholders approved the Exclusive Forum Amendment, as follows:

For	Against	Abstain	Broker Non-Votes
49,438,457	6,492,598	53,505	620,918

Proposal Seven: Approval of Miscellaneous Amendments to the Company’s Certificate of Incorporation

The Company’s shareholders approved miscellaneous amendments to the Company’s Certificate of Incorporation, as follows:

For	Against	Abstain	Broker Non-Votes
55,937,507	2,688	44,365	620,918

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

3.1	Third Amended and Restated Certificate of Incorporation

3.2	Third Amended and Restated Certificate of Incorporation (marked)

3.3	Amended and Restated Bylaws

3.4	Amended and Restated Bylaws (marked)

104	Cover Page Interactive Data File-the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BRIGHT HORIZONS FAMILY SOLUTIONS INC.

Date:	June 7, 2024	By:	/s/ Elizabeth Boland
Elizabeth Boland
Chief Financial Officer